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                                                                      EXHIBIT 32

                           CERTIFICATION PURSUANT TO

                            18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Alpharma Inc. (the "Company") on Form 10-K/A for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          /s/ Ingrid Wiik
                                          --------------------------------------
                                          Ingrid Wiik
                                          Chief Executive Officer

                                          /s/ Matthew T. Farrell
                                          --------------------------------------
                                          Matthew T. Farrell
                                          Chief Financial Officer

Dated: April 29, 2005